Exhibit 4.1

MNTN, INC.
AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT
May 23, 2025

TABLE OF CONTENTS
Page

1.	Registration Rights		1
	1.1	Definitions	1
	1.2	Request for Registration	4
	1.3	Company Registration	5
	1.4	Obligations of the Company	7
	1.5	Furnish Information	8
	1.6	Expenses of Registration	9
	1.7	Delay of Registration	9
	1.8	Indemnification	9
	1.9	Reports Under Exchange Act	11
	1.1	Form S‑3 Registration	12
	1.11	Assignment of Registration Rights	13
	1.12	Termination of Registration Rights	13
	1.13	Limitations on Subsequent Registration Rights	13
2.	[Reserved]		14
3.	Indemnification of Directors		14
4.	Restrictions on Transferability of Securities; Compliance with Securities Act		14
	4.1	Restrictions on Transferability	14
	4.2	Notice of Proposed Transfers	14
5.	Miscellaneous		15
	5.1	Successors and Assigns	15
	5.2	Governing Law	15
	5.3	Venue	15
	5.4	Jury Trial	16
	5.5	Counterparts	16
	5.6	Titles and Subtitles	16
	5.7	Notices	16
	5.8	Amendments and Waivers	17
	5.9	Severability	17
	5.1	Delays or Omissions	17
	5.11	Entire Agreement	17
	5.12	Aggregation of Stock	17
	5.13	Electronic and Facsimile Signatures	17
	5.14	Advice of Counsel	18
	5.15	Construction	18
	5.16	Attorneys’ Fees	18
	5.17	Further Assurances	18
i

5.18	Corporate Opportunities	18
5.19	Effective Time	19

Schedule A    Schedule of Investors
Schedule B    Schedule of Key Holders
ii

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
This Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of May 23, 2025, by and among MNTN, Inc., a Delaware corporation (the “Company”), the investors listed on Schedule A hereto, each of which is herein referred to individually as an “Investor” and collectively as the “Investors”, and each of the stockholders listed on Schedule B hereto, each of whom is referred to herein as a “Key Holder.”
WHEREAS, the Company and the Investors are parties to that Amended and Restated Investors’ Rights Agreement, dated as of November 5, 2021 (as heretofore amended, the “Prior Agreement”), which, among other things, governs the rights of the Investors to cause the Company to register shares of the Company’s common stock, par value $0.0001 per share (the “Old Common Stock”);
WHEREAS, in connection with an offer and sale of shares of its Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), to the public in an underwritten initial public offering (the “IPO”), the Company filed a registration statement (the “Registration Statement”) with the Securities and Exchange Commission to register such shares;
WHEREAS, in connection with the consummation of the IPO and upon the filing with the Secretary of the State of Delaware and the effectiveness of the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”), the Old Common Stock issued and outstanding or held as treasury stock was reclassified as Class A Common Stock;
WHEREAS, in connection with the consummation of the IPO, the Company entered into an exchange agreement with certain of its stockholders whereby such stockholders exchanged shares of Class A Common Stock for shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”); and
WHEREAS, in connection with the consummation of the IPO, the undersigned, constituting the Company, Investors constituting the Requisite Holders (as defined in the Prior Agreement) and the Key Holders desire to amend and restate the Prior Agreement and accept the rights created pursuant hereto in lieu of the rights created under the Prior Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and further agree as follows:
1.Registration Rights. The Company covenants and agrees as follows:
1.1    Definitions. For purposes of this Agreement:
(a)    “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one (1) or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.
(b)    “Board” means the Board of Directors of the Company.
(c)    “Business Day” means any day other than a Saturday, a Sunday or other day on which banks are not required to be open or are authorized to close in Los Angeles, California.
(d)    “Class A Common Stock” has the meaning set forth in the recitals.
(e)    “Class B Common Stock” has the meaning set forth in the recitals.
(f)    “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.
(g)    “Convertible Securities” means any bonds, debentures, notes or other evidences of indebtedness, and any options, warrants, shares, purchase rights or any other securities convertible into, exercisable for, or exchangeable for Class A Common Stock.
(h)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.
(i)    “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
(j)    “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 of this Agreement.
(k)    “Indirect Holders” means, collectively, the members of MEM Management Holdco, LLC and the members of MEM Founders Holdco, LLC.
(l)    “Initiating Holders” means any Holder or Holders who in the aggregate hold at least 40% of the Registrable Securities then outstanding.
(m)    “IPO” has the meaning set forth in the recitals.
(n)    “Key Holder Registrable Securities” means (i) the number of shares of Class A Common Stock issued prior to the Effective Time (as defined in Section 5.19) (or Class A Common Stock issued or issuable upon the conversion of Class B Common Stock issued prior to the Effective Time) and held by the Key Holders as set forth on Schedule B, and (ii) any Class A Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) hereof.
(o)    “Old Common Stock” has the meaning set forth in the recitals.
(p)    “Old Certificate” means the Company’s certificate of incorporation as amended and as in effect prior to the filing and effectiveness of the Restated Certificate.
(q)    “Old Preferred Stock” means, collectively, the Company’s Series A Preferred Stock, par value $0.0001 per share, Series B Preferred Stock, par value $0.0001 per share, the Series B-1 Preferred Stock, par value $0.0001 per share, the Series B-2 Preferred Stock, par value $0.0001 per share, the Series C Preferred Stock, par value $0.0001 per share and the Series D Preferred Stock, par value $0.0001 per share, issued pursuant to the Old Certificate and having converted to Class A Common Stock in connection with the IPO.
(r)    “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
(s)    “Preferred Stock” means shares of the Company’s preferred stock, par value $0.0001 per share.
(t)    The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or document.
(u)    “Registrable Securities” means (i) the Class A Common Stock issued upon conversion of the shares of the Old Preferred Stock held by the Investors listed on Schedule A hereto and any assignee thereof issued prior to the Effective Time (or Class A Common Stock issued or issuable upon the conversion of Class B Common Stock issued prior to the Effective Time); (ii) any Class A Common Stock of the Company issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clause (i) hereof and (iii) the Key Holder Registrable Securities, provided, however, that such Key Holder Registrable Securities shall not be deemed Registrable Securities and the Key Holders shall not be deemed Holders for the purposes of Sections 1.2 (and any other applicable Section or Section with respect to registrations under Section 1.2), 1.13 and 5.8; provided, further, that the shares of Class A Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 1.11 hereof. A holder of the Shares need not convert such shares of Class B Common Stock into Class A Common Stock prior to requesting registration hereunder but may make such request in contemplation of conversion of such Class B Common Stock into Class A Common Stock prior to the effectiveness of such registration. For the avoidance of doubt, under no circumstances shall the Company be obligated to register shares of Class B Common Stock.
(v)    The number of shares of “Registrable Securities then outstanding” shall be the sum of the number of shares of Class A Common Stock outstanding that are, and the number of shares of Class A Common Stock issuable pursuant to then exercisable or Convertible Securities that are, Registrable Securities.
(w)    “Restated Certificate” has the meaning set forth in the recitals.
(x)    “Restricted Securities” means the securities of the Company acquired prior to the Effective Time that have not otherwise been registered under the Securities Act and are required to bear the legend set forth in Section 4.2(a) of this Agreement.
(y)    “Requisite Holders” means the Holders of a majority of the Registrable Securities held by the Investors listed on Schedule A hereto then outstanding.
(z)    “Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.
(aa)    “Rule 144(b)(1)(i)” means subsection (b)(1)(i) of Rule 144 under the Act as it applies to persons who have held shares for more than one year.
(bb)    “SEC” means the Securities and Exchange Commission.
(cc)    “Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.
1.2    Request for Registration.
(a)    Subject to the terms and conditions of this Agreement, if the Company shall receive at any time from and after the date that is six months after the effective date of the Registration Statement in connection with the IPO, a written request from the Initiating Holders that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities which would have an aggregate offering price of not less than $5,000,000, then the Company shall within 20 days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within 20 days of the mailing of the Company’s notice pursuant to this Section 1.2(a).
(b)    If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the

Company as a part of their request made pursuant to Section 1.2(a) and the Company shall include such information in the written notice referred to in Section 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to those Initiating Holders holding a majority of the Registrable Securities (on an as-converted to Class A Common Stock basis) held by all Initiating Holders. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated, first, to the Initiating Holders and each Investor that participated in the underwriting as a Holder on a pro rata basis based on the total number of Registrable Securities held by the Initiating Holders and participating Investors; and second, to any Holder on a pro rata basis among all such Holders. In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.
(c)    Notwithstanding the foregoing, if the Company shall furnish to the Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board, it would be detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12 month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such 90 day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Class A Common Stock being registered is Class A Common Stock issuable upon conversion of debt securities that are also being registered).
(d)    In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:
(i)    after the Company has effected two registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective and that either

(A) the conditions of Section 1.4(a) have been satisfied or (B) the registration statements remain effective and there are no stop orders in effect to such registration statements;
(ii)    during the six-month period following the effective date of the Registration Statement; or
(iii)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance or otherwise subject itself to general taxation.
1.3    Company Registration.
(a)    If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than (i) a registration relating to a demand pursuant to Section 1.2 or (ii) a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Class A Common Stock being registered is Class A Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 5.7, the Company shall, subject to the provisions of Section 1.3(b), use commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. Registrations effected pursuant to this Section 1.3 shall not be counted as demands for registration pursuant to Section 1.2.
(b)    If the registration statement under which the Company gives notice under this Section 1.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 1.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and finally, to any stockholder of the Company (other than a Holder) on a pro rata basis. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering; (ii) the amount of securities of the selling Holders included in the offering be reduced below 30% of the total amount of securities included in such registration; or (iii) notwithstanding clause (ii) above, any Registrable Securities which are not Key Holder Registrable Securities be excluded from such underwriting unless all Key Holder Registrable Securities are first excluded from such offering. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and lineal descendants of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.
(c)    The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal.
1.4    Obligations of the Company.
(a)    Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(i)    Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder (on an as-converted to Class A Common Stock basis), keep such registration statement effective for a period of up to 120 days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120 day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Class A Common Stock (or other securities) of the Company, from selling any securities included in such registration at the request of an underwriter of Class A Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120 day period shall be extended for up to 60 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold.
(ii)    Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.
(iii)    Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the

Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.
(iv)    Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process, or subject itself to general taxation, in any such states or jurisdictions.
(v)    In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement, subject to compliance with the terms of Section 1.8 herein.
(vi)    Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
(vii)    Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed.
(viii)    Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
(ix)    Reasonably cooperate in all necessary respects with (A) counsel in preparation of the customary legal opinions and (B) accountants in preparation of the customary comfort letters, copies of which shall be provided to each Holder so requesting; provided that the Holders shall not be entitled to rely upon such legal opinions and comfort letters, other than in accordance with their own respective terms.
(b)    Notwithstanding the provisions of this Section 1, the Company shall be entitled to postpone or suspend, for a reasonable period of time not to exceed 60 days, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall reasonably determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board:
(i)    Materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board has authorized negotiations.

(ii)    Materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or
(iii)    Require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).
(c)    In the event of the suspension of effectiveness of any registration statement pursuant to this Section 1.4, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.
1.5    Furnish Information.
(a)    It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.
(b)    The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.10 if, due to the operation of Section 1.5(a), the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 1.2(a) or Section 1.10(b), as the case may be.
1.6    Expenses of Registration. All expenses (other than underwriting discounts and commissions, stock transfer taxes and fees of counsel to the selling shareholders) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, Section 1.3 and Section 1.10, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders (not to exceed $35,000), shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2(a) or Section 1.10 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities (on an as-converted to Class A Common Stock basis) to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be registered in the withdrawn registration) unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, that if at the time of such withdrawal, the Holders (i) have learned of a material adverse change in the condition, business, or prospects of the Company that was not known at the time of their request or could have not been reasonably known given the prior communication or information provided by the Company to the Holders and (ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.
1.7    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.
1.8    Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:
(a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder (and the partners, members, officers and directors of each Holder), any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder (and such partner, member, officer or director of each Holder), underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for inclusion in a registration statement in connection with such registration by any such Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered by such Holder, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented), or the free writing prospectus, as applicable, would have cured the defect giving rise to such loss, claim, damage or liability.

(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, provided that in no event shall any indemnity under this Section 1.8(b) exceed the net proceeds from the offering received by such Holder.
(c)    Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but only to the extent of such prejudice.
(d)    If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Section 1.8(d), when combined with amounts paid or payable by such Holder pursuant to Section 1.8(b), exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)    To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
(f)    The obligations of the Company and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.
1.9    Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144, the Company agrees to:
(a)    make and keep adequate current public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the Registration Statement;
(b)    file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and
(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.
1.10    Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities then outstanding, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Initiating Holder or Holders, the Company will:

(a)    promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and
(b)    use commercially reasonable efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.10:
(i)    if Form S-3 is not available for such offering by the Holders;
(ii)    if the Holders propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $2,000,000;
(iii)    if the Company has effected two registrations pursuant to this Section 1.10 within the 12 month period preceding such request;
(iv)    if the Company furnishes to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such Form S-3 registration to be filed at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.10; provided, however, that the Company shall not utilize this right more than once in any 12 month period;
(v)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance or otherwise subject itself to general taxation. Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.10 shall not be counted as demands for registration effected pursuant to Section 1.2; or
(vi)    if the Company, within 30 days of receipt of the request of such Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within 90 days of receipt of such request (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.

1.11    Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by (i) a Holder that is a partnership, to any subsidiary, parent, partner, retired partner, Affiliate or affiliated fund of such Holder, (ii) a Holder that is a limited liability company, to any member or former member of such Holder, Affiliate or an affiliated fund of such Holder, (iii) a Holder that is an entity, to any Affiliate of such Holder, (iv) a Holder who is an individual, to such Holder’s family member or trust for the benefit of such Holder or such Holder’s family member; or (v) a Holder to any other person that is, or will be upon completion of any transfer of Registrable Securities, a Major Investor; provided (in all cases) (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.
1.12    Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earliest to occur of the following: (a) the fifth anniversary of the effective date of the Registration Statement or (b) as to any Holder, such earlier time at which such Holder (i) can sell all shares held by it in compliance with Rule 144(b)(1)(i) or (ii) holds one percent or less of the Company’s outstanding Class A Common Stock and all Registrable Securities held by such Holder (together with any Affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any 90 day period without registration in compliance with Rule 144.
1.13    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Requisite Holders, voting together as a single class on an as-converted to Class A Common Stock basis, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights pari passu or senior to those granted to the Holders hereunder (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145).
2.[Reserved]
3.Indemnification of Directors. The Company shall use its best efforts to provide that the Restated Certificate and the bylaws of the Company provide for indemnification of directors of the Company to the maximum extent permitted by law. If the Company or any of its successors or assignees consolidates with or merges into any other entity and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Restated Certificate, indemnity agreements, or elsewhere, as the case may be.
4.Restrictions on Transferability of Securities; Compliance with Securities Act.
4.1    Restrictions on Transferability. The Restricted Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Section 4, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of Restricted Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or Rule 144 to be bound by the terms of this Agreement.
4.2    Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4.2.
(a)    Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or the transfer is made pursuant to Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144 or pursuant to an effective registration statement, the restrictive legend that follows, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN

CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

(b)    Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an entity transferring to an Affiliate, or (E) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.
5.Miscellaneous.
5.1    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities or Restricted Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
5.2    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California without regard to its choice of laws principles.
5.3    Venue. Any suit or proceeding relating to, arising out of or arising under this Agreement shall be brought in the federal or state courts located in New Castle County, Delaware, United States, which courts shall have the sole and exclusive in personam, subject matter and other jurisdiction in connection with such suit or proceedings and venue shall be appropriate for all purposes in such courts.
5.4    Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT. If the waiver of jury trial set forth in this section is not enforceable, then any claim or cause of action arising out of or relating to this Agreement shall be settled by judicial reference pursuant to California Code of Civil Procedure Section 638 et seq. before a referee sitting without a jury, such referee to be mutually acceptable to the parties or, if no agreement is reached, by a referee appointed by the Presiding Judge of the state or federal courts located in New Castle County, Delaware, United States. This paragraph shall not restrict a party from exercising pre-judgment remedies under applicable law.
5.5    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5.6    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
5.7    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day; (c) five Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to the Company shall be sent to:
MNTN, Inc.
823 Congress Avenue, #1827
Austin, Texas 78768
Attn: Patrick Pohlen
Email: [###]

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10020
Attn: Ian Schuman and Brittany Ruiz
Email: [###]

All communications to Investors and Key Holder shall be made as follows:

If to an Investor, at such Investor’s address as set forth in Schedule A hereto, or at such other address as the relevant recipient may designate pursuant to the provisions of this Section 5.7. If to a Key Holder, at such Key Holder’s address as set forth in Schedule B hereto, or at such other address as the relevant recipient may designate pursuant to the provisions of this Section 5.7.
5.8    Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Requisite Holders; provided, however, that (i) if any such amendment or waiver would affect any Holder or group of Holders in a manner that is materially and adversely different than the other Holders, then such amendment or waiver shall also require the prior written consent of such Holder(s); and (ii) any party may give a waiver solely as to itself. Further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of the Key Holders hereunder in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of the Investors hereunder, without also the written consent of the holders of at least a majority of the Registrable Securities held by the Key Holders. Any amendment effected in accordance with this Section shall be binding upon each Holder of Registrable Securities and the Company.
5.9    Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement. In such event, the parties shall negotiate, in good faith, a legal, valid and enforceable substitute provision which most nearly effects the intent of the parties in entering into this Agreement.
5.10    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to either party to this Agreement, upon any breach or default of the other party to this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
5.11    Entire Agreement. The Prior Agreement is hereby terminated in its entirety and restated herein. All provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force and effect. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.
5.12    Aggregation of Stock. All shares of Registrable Securities of the Company held or acquired by a stockholder and its affiliated entities shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
5.13    Electronic and Facsimile Signatures. Any signature page delivered electronically or by facsimile (including without limitation transmission by .pdf) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to the other party if so requested.
5.14    Advice of Counsel. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.
5.15    Construction.
(a)    References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.
(b)    References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.
(c)    Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified and shall be counted from the day immediately following the date from which such number of days are to be counted.
5.16    Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.
5.17    Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.
5.18    Corporate Opportunities. The Company acknowledges that the Investors and their affiliates, members, equity holders, director representatives, partners, employees, agents and other related persons are engaged in the business of investing in private and public companies in a wide range of industries, including the industry segment in which the Company operates (the “Company Industry Segment”). Accordingly, the Company and the Investors acknowledge and agree that a director of the Company that is not employed by the Company or its subsidiaries shall be considered an Exempt Person (as defined in the Restated Certificate) for purposes of Article IX of the Restated Certificate.
Notwithstanding anything in this Section 5.18 to the contrary, nothing herein shall be construed as a waiver of a duty of loyalty to the Company by a Director of the Company.

5.19    Effective Time. This Agreement shall become, and be in full force and effect, immediately upon consummation of the IPO (the “Effective Time”). For the avoidance of doubt, the Prior Agreement shall continue to remain effective until the Effective Time.
(Signature pages follow)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
COMPANY:
MNTN, INC.
By: /s/ Patrick A. Pohlen
Name: Patrick A. Pohlen
Title: Chief Financial Officer
[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
KEY HOLDER:
MARK DOUGLAS
    /s/ Mark Douglas
HOT SPRINGS CAPITAL LLC
By: Bear Capital I
By:     /s/ Mark Douglas
Name: Mark Douglas
Title: Trustee

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
KEY HOLDER:
PEAK INVESTMENT HOLDINGS LLC
By: ___/s/ Ryan Reynolds________________
Name: Ryan Reynolds
Title: Manager

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
BARODA VENTURES LLC
By: ___/s/ Peter Lee________________
Name: Peter Lee
Title: President

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
LVIP BLACKROCK GLOBAL ALLOCATION FUND
By: BlackRock Investment Management, LLC, its Sub-Advisor
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director
BLACKROCK GLOBAL ALLOCATION FUND, INC.
By: BlackRock Advisors, LLC, in its capacity as adviser
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director
BLACKROCK GLOBAL FUNDS-GLOBAL ALLOCATION FUND
By: BlackRock Investment Management, LLC, as Co-Investment Advisor
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
                    INVESTORS:
BLACKROCK GLOBAL ALLOCATION PORTFOLIO OF BLACKROCK SERIES FUND, INC.
By: BlackRock Advisors, LLC, in its capacity as adviser
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director
BLACKROCK INVESTMENT MANAGEMENT (AUSTRALIA) LIMITED AS RESPONSIBLE ENTITY OF THE BLACKROCK GLOBAL ALLOCATION FUND (AUST)
By: BlackRock Investment Management, LLC, as Sub-Investment Manager
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director
BLACKROCK INSTITUTIONAL TRUST COMPANY, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT AS TRUSTEE OF THE BLACKROCK GLOBAL ALLOCATION COLLECTIVE FUND
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
BLACKROCK CAPITAL ALLOCATION TERM TRUST
By: BlackRock Advisors, LLC, in its capacity as adviser
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director
BLACKROCK ESG CAPITAL ALLOCATION TERM TRUST
By: BlackRock Advisors, LLC, in its capacity as adviser
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO OF BLACKROCK FUNDS V
By: BlackRock Advisors, LLC, in its capacity as adviser
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.
By: BlackRock Advisors, LLC, in its capacity as adviser
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director
BLACKROCK GLOBAL ALLOCATION V.I. FUND OF BLACKROCK VARIABLE SERIES FUND, INC.
By: BlackRock Advisors, LLC, , in its capacity as adviser
By:    /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
BLACKROCK SCIENCE AND TECHNOLOGY TRUST
By: BlackRock Advisors, LLC, its Investment Adviser
By:    /s/ Tony Kim
Name: Tony Kim
Title: Managing Director

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:
BREDERODE INTERNATIONAL SARL
SICAR

By:    /s/ Luigi Santambrogio
Name: Luigi Santambrogio
Title: Manager

By:    /s/ Nicolas-Louis Pinon
Name: Nicolas-Louis Pinon
Title: Manager

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:
EISEN REVOCABLE TRUST DATED
10/11/2013

By:    /s/ Ori Eisen
Name: Ori Eisen
Title: Trustee

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND
By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
VARIABLE INSURANCE PRODUCTS FUND III: VIP GROWTH OPPORTUNITIES PORTFOLIO
By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL
By: Fidelity Institutional Asset Management Trust Company as Trustee

By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
FMR CAPITAL, INC. - FLEX PILOT PORTFOLIO
By: Fidelity Management & Research Company LLC, as investment advisor

By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND
By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
FIDELITY BLUE CHIP GROWTH COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee
By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
FIDELITY SECURITIES FUND: FIDELITY SMALL CAP GROWTH FUND
By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
FIDELITY SECURITIES FUND: FIDELITY SMALL CAP GROWTH K6 FUND
By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
FIDELITY NORTHSTAR FUND - SUB D
by its manager Fidelity Investments Canada ULC
By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST
by its manager Fidelity Investments Canada ULC

By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST
by its manager Fidelity Investments Canada ULC
By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND
By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND
By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
GREYCROFT PARTNERS II, L.P.
By: Greycroft Managers II, LLC, its General Partner
By:    /s/ Kevin Gasque
Name: Kevin Gasque
Title: Authorized Signatory
GREYCROFT GROWTH III, L.P.
By: Greycroft Growth III, LLC, its General Partner
By:    /s/ Kevin Gasque
Name: Kevin Gasque
Title: Authorized Signatory

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

JA CROPSTON LLC

By:     /s/ Aaron Evans
Name: Aaron Evans
Title: Authorized Signatory

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

LCP EXTENSION FUND, LLC

By:     /s/ David Quinlivan
Name: David Quinlivan
Title: Authorized Signatory

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
MERCATO PARTNERS GROWTH III, L.P.
By: Mercato Partners Growth III GP, LLC, its General Partner
By:    /s/ Gregory Warnock
Name: Gregory Warnock
Title: Managing Director
MERCATO PARTNERS GROWTH AI III, L.P.
By: Mercato Partners Growth III GP, LLC, its General Partner
By:    /s/ Gregory Warnock
Name: Gregory Warnock
Title: Managing Director
FUND 00103, A SERIES OF MERCATO
TRAVERSE MNTN SERIES D COINVEST,
LLC

By: Mercato Partners Growth III GP, LLC, its Manager
By:    /s/ Gregory Warnock
Name: Gregory Warnock
Title: Managing Director

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
MGD HOLDINGS
By: CCT Services 1 Limited
By:     /s/ Katie Bonfrer
Name: Katie Bonfrer
Title: Director
and
By:     /s/ Nicholas Ward
Name: Nicholas Ward
Title: Director

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:
OSBORN COMPANIES, LC
By:     /s/ Tricia R. Osborn
Name: Tricia R. Osborn
Title: Owner

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
QUALCOMM INCORPORATED
By:     /s/ Adam Schwenker
Name: Adam Schwenker
Title: VP & Legal Counsel

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:
RINCON VENTURE PARTNERS II, L.P.
By: Rincon Venture Associates II, LLC, its General Partner
By: ___/s/ Jim Andelman________________
Name: Jim Andelman
Title: Managing Director
RINCON VENTURE PARTNERS, L.P.
By: Rincon Venture Partners, LLC, its General Partner
By: ___/s/ Jim Andelman________________
Name: Jim Andelman
Title: Managing Director
RINCON VENTURE PARTNERS II QP, L.P.
By: Rincon Venture Associates II, LLC, its General Partner
By: ___/s/ Jim Andelman________________
Name: Jim Andelman
Title: Managing Director

[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

STALEY CAPITAL FUND I, LP

By:     /s/ Warren C. Smith Jr.
Name: Warren C. Smith Jr.
Title: Managing Partner
[Signature Page to Amended and Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

SV ANGEL LLC

By:     /s/ Ronald Conway
Name: Ronald Conway
Title: General Partner
[Signature Page to Amended and Restated Investors' Rights Agreement]

SCHEDULE A
Schedule of Investors
Investor
Mercato Partners Growth III, L.P.
Mercato Partners Growth AI III, L.P.
Fund 00103, A Series of Mercato Traverse MNTN Series D Coinvest, LLC
[###]
Baroda Ventures LLC
[###]
SV Angel LLC
[###]
Rincon Venture Partners II, L.P.
Rincon Venture Partners, L.P.
Rincon Venture Partners II QP, L.P.
[###]
Greycroft Partners II, L.P.
[###]
Qualcomm Incorporated
[###]
MGD Holdings
[###]
LCP Extension Fund, LLC
[###]
Eisen Revocable Trust Dated 10/11/2013
[###]
Staley Capital

[###]
Brederode International SARL SICAR
[###]
JRT, LLC
[###]
JA Cropston LLC
[###]
Osborn Companies, LC
[###]
BlackRock Science and Technology Trust
[###]
BlackRock Global Allocation Fund, Inc.
[###]
BlackRock Global Funds -- Global Allocation Fund
[###]
BlackRock Global Allocation V.I. Fund of
BlackRock Variable Series Funds, Inc.
[###]
BlackRock Global Allocation Portfolio of
BlackRock Series Fund, Inc.
[###]
BlackRock Investment Management (Australia)
Limited as responsible entity of
THE BLACKROCK GLOBAL ALLOCATION FUND (AUST)
[###]
BlackRock Global Allocation Collective Fund

[###]
BlackRock Capital Allocation Term Trust
[###]
BlackRock ESG Capital Allocation Term Trust
[###]
BlackRock Strategic Income Opportunities
Portfolio of BlackRock Funds V
[###]
BlackRock Strategic Global Bond Fund, Inc.
[###]
Variable Insurance Products Fund III: VIP
Growth Opportunities Portfolio
[###]
Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund
[###]
Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund
[###]
Fidelity U.S. Growth Opportunities Investment Trust
[###]
Fidelity NorthStar Fund - Sub D
[###]
Fidelity Securities Fund: Fidelity Small Cap Growth Fund
[###]
Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund
[###]
Fidelity Capital Trust: Fidelity Flex Small Cap Fund - Small Cap Growth Subportfolio

[###]
Fidelity Securities Fund: Fidelity Blue Chip Growth Fund
[###]
Fidelity Blue Chip Growth Commingled Pool
[###]
Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund
[###]
Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund
[###]
Fidelity Blue Chip Growth Institutional Trust
[###]
FIAM Target Date Blue Chip Growth Commingled Pool
[###]

SCHEDULE B
Schedule of Key Holders
Peak Investment Holdings LLC, Mark Douglas, Hot Springs Capital I LLC and the Indirect Holders to the extent any Registrable Securities have been distributed, directly or indirectly, to such Indirect Holders.